Exhibit (a)(1)(iv)

Form of Notice of Withdrawal of Tender

NOTICE OF WITHDRAWAL OF TENDER

Regarding Shares of

SEG Partners Long/Short Equity Fund

Tendered Pursuant to the Offer to Purchase

Dated January 2, 2026

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT, AND THIS NOTICE OF WITHDRAWAL MUST BE RECEIVED BY U.S. BANK GLOBAL FUND SERVICES EITHER BY MAIL OR BY FAX BY, THE END
OF THE DAY ON JANUARY 30, 2026, AT 11:59 P.M., EASTERN TIME, UNLESS THE OFFER IS EXTENDED.

Complete This Notice Of Withdrawal And Fax Or Mail To:

SEG Partners Long/Short Equity Fund
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue

MK-WI-J1S

Milwaukee, WI 53202

Attention: Tender Offer Administrator
Phone: (877) 653-1415

Fax: (866) 507-6267

For additional information:

Phone: (212) 475-8335

To assure good delivery, please send this Notice of Withdrawal to U.S. Bank Global Fund Services and not to your broker or dealer or financial advisor.

You are responsible for confirming that this Notice is received by U.S. Bank Global Fund Services. To assure good delivery, please send this page to U.S. Bank Global Fund Services and not to your broker or dealer or financial advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

SEG Partners Long/Short Equity Fund

Ladies and Gentlemen:

The undersigned wishes to withdraw the tender of its Shares of beneficial interest in SEG Partners Long/Short Equity Fund (the “Fund”), or the tender of some of such Shares, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated ______________.

Such tender was in the amount of:

☐	Class A

☐	Class I

☐	All of the undersigned’s entire Shares of beneficial interest.

☐	A portion of the undersigned’s Shares of beneficial interest expressed as a specific dollar value or number of Shares

$___________________or_____________________ (number of Shares)

The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Shares in the Fund previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

Signature(s):

FOR INDIVIDUAL INVESTORS AND JOINT TENANTS:
Signature:		Day	Month	Year
(Signature of Owner Exactly as Appeared on Investor Certification)
Print Name of Investor:

Joint Tenant Signature:		Day	Month	Year
(If joint tenants, both must sign.)	(Signature of Owner Exactly as Appeared on Investor Certification)
Print Name of Joint Tenant:

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Part 4. Signature(s) (continued):

FOR OTHER INVESTORS:
Print Name of Investor:
Signature:		Day	Month	Year
(Signature Exactly as Appeared on Investor Certification)
Print Name of Signatory
and Title:
Co-Signatory if necessary:		Day	Month	Year
(Signature Exactly as Appeared on Investor Certification)
Print Name of Co- Signatory
and Title:

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